UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2017
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CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (440) 753-1490

NOT APPLICABLE
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 6, 2017, the Board of Directors of Chart Industries, Inc. (the “Company”) appointed Michael L. Molinini, age 66, to the Company’s Board of Directors. Mr. Molinini’s term will expire at the Company’s May 25, 2017 Annual Meeting of Stockholders, at which time he will stand for re-election to the Board by the Company’s stockholders. Committee assignments for Mr. Molinini have not been determined as of the filing of this Form 8-K. Mr. Molinini served as Chief Executive Officer and President of Airgas, Inc. (“Airgas”) from August 2012 until May 23, 2016, and was Interim Chief Executive Officer from May 23, 2016 until June 30, 2016, when Airgas was acquired by Air Liquide. Mr. Molinini also served as a director of Airgas from May 2012 until May 2016. Before that time, Mr. Molinini served in various capacities at Airgas, including as Executive Vice President and Chief Operating Officer from January 2005 until August 2012, as well as positions at National Welders Supply Company and the Linde Division of Union Carbide Corporation.
Mr. Molinini’s compensation for his service as a director will be consistent with that of the Company’s other directors who are not employees of the Company, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2016 under the caption “Director Compensation Program,” which portion of such proxy statement is incorporated herein by reference.
In connection with his appointment as a director, the Company and Mr. Molinini entered into an indemnification agreement effective as of March 8, 2017. The indemnification agreement is the same as the indemnification agreements the Company has entered into with each of its directors and executive officers. The indemnification agreement requires the Company to indemnify Mr. Molinini to the fullest extent permitted by law against all expenses, judgments, settlements, fines and penalties, actually and reasonably incurred in the defense or settlement of any civil, criminal, administrative or investigative action brought against him by reason of his relationship with the Company, including third-party claims and proceedings brought by or in the right of the Company, subject to certain exceptions. The rights provided to Mr. Molinini under the indemnification agreement are in addition to any other rights he may be entitled to under the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated By-laws, the General Corporation Law of the State of Delaware or otherwise. The description of the indemnification agreement set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement. The form of indemnification agreement between the Company and each of its directors and executive officers was filed as Exhibit 10.20 to the Company’s Registration Statement on Form S-1 and is incorporated herein by reference.
There are no arrangements or understandings between Mr. Molinini and any other persons pursuant to which Mr. Molinini was selected as a director. There have been no transactions involving the Company or any of its subsidiaries in which Mr. Molinini has or will have a direct or indirect material interest that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1
Form of Indemnification Agreement entered into by and between the Company and each of its Directors and Executive Officers, which is incorporated herein by reference to Exhibit 10.20 to the Registrant’s Registration Statement on Form S-1 (File No. 333-133254).

99.1	Chart Industries, Inc. News Release, dated March 8, 2017, announcing the appointment of Michael L. Molinini to the Company’s Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.
Date: March 8, 2017
By:	/S/ SAMUEL F. THOMAS
Samuel F. Thomas Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Form of Indemnification Agreement entered into by and between the Company and each of its Directors and Executive Officers, which is incorporated herein by reference to Exhibit 10.20 to the Registrant’s Registration Statement on Form S-1 (File No. 333-133254).

99.1	Chart Industries, Inc. News Release, dated March 8, 2017, announcing the appointment of Michael L. Molinini to the Company’s Board of Directors.

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